EXHIBIT 99.02

                               STOCK PURCHASE AGREEMENT

                    STOCK PURCHASE AGREEMENT dated as of January 16, 1995, between The Hillhaven Corporation, a Nevada corporation (the "Company"), and Wachovia Bank of North Carolina, N.A., acting, except as otherwise expressly provided below, solely in its capacity as trustee under the Trust defined below and not in its individual capacity (the "Trustee").

                                     WITNESSETH:

                    WHEREAS, the Company has established, effective as of January 16, 1995, The Hillhaven Corporation Grantor Stock Trust (the "Trust"), and the accompanying Trust Fund; and

                    WHEREAS, the Company has appointed the Trustee as the trustee of the Trust which has been established to hold the assets of the Trust Fund pursuant to the terms of the Trust Agreement dated as of January 16, 1995 by and between the Company and the Trustee (the "Trust Agreement"); and

                    WHEREAS, the Trust Agreement provides that the assets of the trust created thereunder shall be invested primarily in shares of Company Stock (as defined in the Trust Agreement); and

                    WHEREAS, the Company wishes to sell and the Trustee has determined to purchase shares of common stock, par value $0.75 per share (the "Company Stock") from the Company, in the amount and at the purchase price as set forth in this Agreement;

                    NOW, THEREFORE, in consideration of these premises and the mutual promises contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                    1. Purchase; Purchase Price. Subject to the terms and conditions of this Agreement, the Trustee hereby agrees to purchase on behalf of the Trust Fund (the "Purchase") from the Company, and the Company hereby agrees to issue and sell for cash to the Trustee, up to 4.2 million shares (the "Shares") of Company Stock at a purchase price per share equal to $21.01875 (the "Purchase Price"; and the aggregate Purchase Price for all the Shares is hereinafter referred to as the "Aggregate Purchase Price"). The Purchase Price is equal to the average of the high and low prices of the Company Stock on the New York Stock Exchange for the ten trading days immediately preceding the date of this agreement.

                    The Purchase shall occur in two steps. On the Initial Delivery Date (as defined below), the Trustee shall purchase on behalf of the Trust 3,180,000 shares of Company Stock, representing no more than 10% of the total outstanding shares of the Company after the issuance of such shares. On the Final Delivery Date (as defined below), the Trustee shall purchase as many of the Remaining Shares (as defined below) as allowed pursuant to the approval granted under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act").

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                    2. Delivery; Payment.  The Purchase of the 3,180,000
          shares of Company Stock shall be consummated at or about 2:00 p.m. (Pacific Standard Time) on January 27, 1995 (such date of delivery being hereinafter called the "Initial Delivery Date") at the offices of the Company. The Company will direct its transfer agent, Chemical Trust Company of California (the "Transfer Agent") to register the Shares in the name of the Trustee, as trustee under the Trust, or in the name of its nominee, which the Transfer Agent will do in book entry form on its records, against delivery to the Company by the Trustee of the applicable portion of the Aggregate Purchase Price therefor by wire transfer of immediately available funds. The Company will pay all stamp and other transfer taxes, if any, which may be payable in respect of the issuance, sale and delivery of the Shares, shall be entitled to any refund thereof.

                    The Purchase of the 1,020,000 shares of Company Stock not purchased on January 25, 1995 (the "Remaining Shares") shall be consummated as promptly as possible following the termination of the applicable waiting period under the HSR Act (such date of delivery being hereinafter called the "Final Delivery Date") at the offices of the Company. The Company will direct the Transfer Agent to register the Shares in the name of the Trustee, as trustee under the Trust, or the name of its nominee, which the Transfer Agent will do in book entry form on its records, against delivery to the Company by the Trustee of the applicable portion of the Aggregate Purchase Price therefor by wire transfer of immediately available funds. The Company will pay all stamp and other transfer taxes, if any, which may be payable in respect of the issuance, sale and delivery of the Shares, shall be entitled to any refund thereof.

                    3. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Trustee as follows:

                       3.1 The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada with corporate power and authority to own, lease and operate its properties and conduct its business as described in its Annual Report for the year ended May 31, 1994 and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction where its ownership or leasing of properties or the conduct of its business requires such qualification.

                       3.2 The execution, delivery and performance of this Agreement and all other documents or instruments to be executed or delivered by the Company in connection with this Agreement are within the Company's powers and have been duly authorized by all necessary action. This Agreement and all other documents or instruments to be executed or delivered by the Company in connection with this Agreement are valid and binding upon the Company, and enforceable against the Company in accordance with their respective terms except as the enforceability thereof may be limited by the effect of any applicable bankruptcy,

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          insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding at law or in equity).


                       3.3 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (i) the Articles of Incorporation or Bylaws, each as amended and restated to date, of the Company, or (ii) any provision of any indenture, mortgage, deed of trust, agreement, instrument, order, arbitration award, judgment or decree to which the Company or any of its subsidiaries is a party or by which any of their respective assets are bound, or (iii) any statute, rule or regulation applicable to the Company or any of its subsidiaries of any court, bureau, board, agency or other governmental body having jurisdiction, which conflict, breach or default might have a material adverse effect.

                       3.4 The authorized, issued and outstanding capital stock of the Company is as set forth in Schedule 3.4, and the Company has no obligations to issue any additional shares pursuant to any options, warrants, conversion rights or other arrangements (other than in accordance with the Company's 1990 Stock Incentive Plan, the Company's 1991 Performance Investment Plan or the Company's 7 3/4% Convertible Subordinated Debentures due 2002); all shares of issued and outstanding capital stock of the Company have been duly authorized and are fully paid and nonassessable; the Shares have been duly and validly authorized for issuance and sale to the Trustee and the Shares when issued and delivered by the Company pursuant to this Agreement against payment of the consideration herein, will be validly issued and fully paid and nonassessable; and the issuance of the Shares hereunder is not subject to preemptive rights. The Company has full right and authority to issue, sell, transfer and deliver the Shares and will effectively transfer to the Trustee, on the Initial Delivery Date and the Final Delivery Date, the full right, title and interest therein and thereto, free and clear of all options, claims, charges, encumbrances, agreements, trusts, equities and rights, whether contingent or absolute, of any nature whatsoever.

                       3.5 Other than the termination of the applicable waiting period under the HSR Act, no authorization, approval or consent of any governmental authority or agency is necessary in connection with the sale of the Shares by the Company hereunder; the Shares are being issued pursuant to a valid exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws.

                       3.6 The Trust Agreement has been duly authorized by all necessary corporate action on the part of the Company.

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                    4.  Representations, Warranties and Covenants of the
          Trustee, as Trustee. The Trustee, in its capacity as such, represents, warrants and covenants as follows:

                       4.1 The Trustee (i) is a duly organized and validly existing trust company in good standing and with full authority to act as Trustee and exercise trust powers under the laws of the United States and (ii) has full corporate power and authority to execute and deliver the Trust Agreement and to carry out the transactions contemplated thereby.

                       4.2 The execution, delivery and performance of this Agreement will not violate (i) the Trustee's [charter] or By-Laws, each as amended or restated to date, (ii) any provision of any indenture, mortgage, deed of trust, agreement, instrument, order, arbitration award, judgment or decree to which the Trustee or the Trust is a party or by which it or the Trust or any of their respective assets are bound, or (iii) any statute, rule or regulation applicable to the Trustee or the Trust of any court, bureau, board, agency or other governmental body having jurisdiction, which conflict, breach or default might have a material adverse effect.

                       4.3 This Agreement and the Trust Agreement have been duly executed and delivered by the Trustee on behalf of the Trust and each constitutes the legal, valid and binding obligation of the Trust enforceable against the Trustee in accordance with their respective terms, except as the enforceability thereof may be limited by the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether considered in a proceeding at law or in equity).

                       4.4 The Trustee is acquiring the Shares on behalf of the Trust Fund pursuant to the Trust Agreement solely for investment purposes and not with a view toward, or for sale in connection with, any distribution thereof; provided, however, that the allocation, acquisition, holding and distribution of Shares are governed by the terms of the Trust Agreement.

                       4.5 No authorization, approval or consent of any governmental authority or agency is necessary in connection with the purchase of the Shares by the Trustee on behalf of the Trust hereunder.

                    5. Indemnification. The Company shall defend, indemnify and hold the Trustee harmless against any action, claim, proceeding, demand, loss, liability, damage or expense (including reasonable attorneys' fees) that the Trustee may suffer as a result of the breach by the Company of any representation, warranty or obligation of the Company hereunder.

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                    6.   Conditions to Closing.

                       6.1 Conditions to the Trustee's Obligations at Closing. The obligations of the Trustee hereunder are subject to the fulfillment at or before each Delivery Date of each of the following conditions:

                       (a)  The representations and warranties contained in
          Section 3 hereof shall be true on and as of each Delivery Date and, if either Delivery Date is a date other than the date hereof, the Trustee shall have been furnished with a certificate, dated such Delivery Date, to such effect, signed by an authorized officer of the Company.

                       (b) The Trustee shall have issued its Note and received the aggregate proceeds of the Loan.

                       (c) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceedings by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

                       (d) Neither the Trustee nor the Company shall have determined that the purchase of the Shares would result in a prohibited transaction or otherwise violate the provisions of ERISA or other applicable law.

                       6.2 Conditions to the Company's Obligations at Delivery. The obligations of the Company hereunder are subject to the fulfillment at or before each Delivery Date of each of the following conditions:

                       (a)  The representations and warranties contained in
          Section 4 hereof shall be true on and as of each Delivery Date and, if either Delivery Date is a date other than the date hereof, the Company shall have been furnished with a certificate dated such Delivery Date, to such effect, signed by an authorized officer of the Trustee.

                       (b) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceedings by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

                       (c) Neither the Trustee nor the Company shall have determined that the purchase of the Shares would result in a prohibited transaction or otherwise violate the provisions of applicable law or ERISA.

                    7. Restrictive Legend. The Trustee understands that the certificate(s) representing the Shares will bear the following legend and that a notation restricting their transfer will be made on the stock transfer books of the Company:

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               "The shares of stock represented by this certificate have
          not been registered under the Securities Act of 1933, as amended. Such shares may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration statement under said Securities Act covering the transfer or an opinion of counsel satisfactory to the issuer that registration under said Securities Act is not required."

                    8. Registration of Shares. Upon the written request of the Trustee, the Company agrees that, at the Company's expense, it will prepare and file, as promptly as practicable after such request, and use its reasonable efforts to cause to become effective, a registration statement on an appropriate form, including a final prospectus (the "Registration Statement"), under and complying with the Securities Act and the rules and regulations thereunder, relating to that number of the Shares as the Trustee shall have indicated in its request. Whenever Shares are so registered, the Company shall also use its reasonable efforts to register or qualify such shares covered by the Registration Statement under the "blue sky" or securities laws of such jurisdictions within the United States as the Trustee may reasonably request; provided, however, that the Company shall not be required to consent to the general service of process for all purposes in any jurisdiction where it is not then qualified to do business.

                    9.  Expenses.  The Company shall make such
          contributions to the Trust as are necessary for the Trust to pay all of the expenses of the Trust and the Trustee in connection with the authorization, preparation, execution and performance of this Agreement.

                    10. Integration; Amendment. This Agreement (including the documents delivered pursuant hereto) constitutes the entire agreement and understanding between the parties hereto relating to the purchase of the Shares and supersedes any prior agreement or understanding relating in any way to the transaction contemplated hereby. This Agreement may be modified or amended only by a written instrument executed by or on behalf of the parties hereto. The headings and captions contained herein are solely for the convenience of reference and do not constitute a part of this Agreement or affect in any way its meaning or construction.

                    11. Savings Clause. The invalidity, illegality or unenforceability of any one or more of the provisions of this Agreement shall in no way affect or impair the validity and enforceability of the remaining provisions hereof. In the event any such provision shall be so declared unenforceable due to its scope or breadth, it shall be narrowed to the scope or breadth permitted by law.

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                    12.  Counterparts.  This Agreement may be executed in
          one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. It shall not be necessary that any single counterpart thereof be executed by all parties so long as each party executed at least one counterpart.

                    13. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Washington, without regard to any principles of conflicts of law.

                    14. Survival of Representations and Warranties. All representations and warranties in this Agreement shall survive both Delivery Dates.

                    15. Notices. Any notice or other communication required or permitted hereunder shall be in writing, either delivered by hand, by mail, or by telex, telefax or telegram (charges prepaid), and any such notice shall be effective when received at the address specified below (or, if by mail, three business days after deposited in the U.S. mails, registered or certified mail, postage prepaid and return receipt requested):

          If to the Company:  The Hillhaven Corporation
                              1148 Broadway Plaza
                              Tacoma, Washington  98402
                              Attn:  Vice President, Treasurer

          With a copy to:     The Hillhaven Corporation
                              1148 Broadway Plaza
                              Tacoma, Washington  98402
                              Attn:  Senior Vice President and General
                              Counsel

          If to the Trustee:  Wachovia Bank of North Carolina, N.A.
                              301 N. Main Street
                              Winston-Salem, North Carolina  27150
                              Attn:  Steve Watts, Vice President

          With a copy to:     Wachovia Bank of North Carolina, N.A.
                              301 N. Main Street
                              Winston-Salem, North Carolina  27150
                              Attn:  John Smith, Vice President

                    Addresses may be changed by written notice given pursuant to this Section. Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representatives.

                    16. Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and no party will take any action to impede the other from seeking to enforce such right of specified performance after any such breach.

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                    17.  Successors and Assigns; Assignability.  This
          Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective legal representatives, successors and assigns. This Agreement (a) shall not confer upon any person other than the parties hereto and their respective successors and assigns any rights or remedies hereunder; and (b) shall not be assignable by operation of law or otherwise by any party hereto.

                    18. Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                    19. Certain Limitations. Except as otherwise expressly provided herein, the execution and delivery of this Agreement and the performance by the Trustee of this Agreement have been, or will be, effected by the Trustee solely in its capacity as Trustee and not individually.

                    IN WITNESS WHEREOF, the parties hereof have duly executed and delivered this Agreement as of the date first above written.

                              THE HILLHAVEN CORPORATION

                              By:    /s/ Richard P. Adcock
                              Name:  Richard P. Adcock
                              Title: Senior Vice President

                              WACHOVIA BANK OF NORTH CAROLINA, N.A., solely in its capacity as Trustee under The Hillhaven Corporation Grantor Stock Trust and not individually, except as otherwise expressly provided herein

                              By:     /s/ John N. Smith, III
                              Name:   John N. Smith, III
                              Title:  Vice President
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